SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]:

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              Rule 14a-11(c) or Rule 14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                          MIDWEST BANC HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials.

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                [LOGO]




Fellow Stockholders:

         You are cordially invited to attend a special meeting of stockholders (the "Special Meeting") of Midwest Banc Holdings, Inc. (the "Company"), Melrose Park, Illinois, which will be held on July 1, 2002, at 10:00 a.m., Chicago time, at 1606 North Harlem Avenue, Elmwood Park, Illinois 60707.

         The attached Notice of the Special Meeting and the Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MATTERS TO BE CONSIDERED.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and its subsidiaries, I thank you for your continued interest and support.




                                    Sincerely yours,


                                    /s/ Brad A. Luecke

                                    BRAD A. LUECKE
                                    President and Chief Executive Officer

June 3, 2002

                           MIDWEST BANC HOLDINGS, INC.
                              501 WEST NORTH AVENUE
                          MELROSE PARK, ILLINOIS 60160

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 1, 2002

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of Midwest Banc Holdings, Inc. (the "Company") will be held on July 1, 2002, at 10:00 a.m., Chicago time, at 1606 North Harlem Avenue, Elmwood Park, Illinois 60707.

         The purpose of the Special Meeting is to consider and vote upon the following matters:

         1. The amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 17,000,000 to 24,000,000; and

         2. Such other matters as may properly come before the Special Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established May 27, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on the record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Special Meeting will be available for review at Midwest Banc Holdings, Inc., 1606 North Harlem Avenue, Elmwood Park, Illinois 60707, for a period of ten days prior to the Special Meeting and will also be available for review at the Special Meeting.

                                    By Order of the Board of Directors



                                    /s/ Daniel Nagle

                                    DANIEL NAGLE
                                    Secretary

Melrose Park, Illinois
June 3, 2002




           PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY
                            IN THE ENVELOPE PROVIDED.

                           MIDWEST BANC HOLDINGS, INC.

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 1, 2002

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Midwest Banc Holdings, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting (the "Special Meeting") of stockholders to be held on July 1, 2002 at 10:00 a.m. Chicago time, at 1606 North Harlem Avenue, Elmwood Park, Illinois 60707, and at any adjournments thereof. A proxy card accompanies this Proxy Statement, which is first being mailed to record holders of common stock of the Company on or about June 3, 2002.

         Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY.

         Other than the matters listed on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiaries, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Special Meeting consist of shares of common stock, with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting.

         The close of business on May 27, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of common stock of the Company outstanding on the Record Date was 10,740,956 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, and will have the effect of voting "AGAINST" approval of Proposal 1. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, such shares, or "non-votes," will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that matter. In the event that there are not sufficient votes for a quorum at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the amendment of the Restated Certificate of Incorporation of the Company, by checking the appropriate box on the proxy card being provided by the Board of Directors, a stockholder may: (1) vote "FOR" the item; (2) vote "AGAINST" the item; or (3) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of common stock is required to constitute stockholder approval of Proposal 1.

         Proxies solicited hereby will be returned to the Company's transfer agent, Computershare Investor Services, L.L.C. The Board of Directors has also designated Computershare Investor Services, L.L.C. to act as inspector of election and to tabulate the votes at the Special Meeting. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None.

INFORMATION WITH RESPECT TO BENEFICIAL OWNERS, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth information as of the Record Date for:
(1) those people believed by management to be the beneficial owners of more than 5.0% of the Company's common stock; (2) the members of the Board of Directors of the Company; and (3) certain executive officers of the Company. The table sets forth the amount of common stock of the Company and the percent thereof beneficially owned by each person and all directors and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                SHARES OF
                                               COMMON STOCK
                                               BENEFICIALLY        PERCENT OF
                  NAME(1)               AGE      OWNED(2)            CLASS
                  -------               ---     --------             -----
     DIRECTORS
     Angelo DiPaolo................     63       511,422(3)          4.76%
     Daniel Nagle..................     68       304,500             2.84
     Joseph Rizza..................     59       328,280(4)          3.06
     LeRoy Rosasco.................     69     1,002,450(5)          9.33
     E.V. Silveri..................     71     1,541,762(6)         14.35
     Leon Wolin....................     75       325,302(7)          3.03
     Brad A. Luecke................     51       164,625(8)          1.53
     Robert D. Small...............     71       158,544(9)          1.48

                                                SHARES OF
                                               COMMON STOCK
                                               BENEFICIALLY        PERCENT OF
                  NAME(1)               AGE      OWNED(2)            CLASS
                  -------               ---      --------            -----

     NON-DIRECTOR, EXECUTIVE OFFICERS
     Edward H. Sibbald.............      53     56,479(10)             *
     Stephen M. Karaba.............      44     52,101(11)             *
     Sheldon Bernstein.............      55     22,052(12)             *
     Mary M. Henthorn..............      45     37,181(13)             *
     Christopher J. Gavin..........      41     11,325(14)             *
     Daniel R. Kadolph.............      39     17,414(15)             *
     Michelle T. Holman............      43     13,481(16)             *
     Mary C. Ceas..................      44      9,215(17)             *
                                                ------               ---
     All directors and executive
      officers as a group (16 persons).      4,618,235(18)         43.00%
                                             =========             =====

---------------------------
*       Less than one percent.
(1) The address of each principal stockholder is 501 West North Avenue, Melrose Park, Illinois 60160.
(2) Unless otherwise stated below, each person has sole voting and investment power with respect to all such shares.
(3) Includes 3,500 shares held by trusts for which Mr. DiPaolo acts as trustee, 7,740 shares held by a trust for which Mr. DiPaolo acts as co-trustee and 9,430 shares held directly by Mr. DiPaolo's daughter.
(4) Includes 84,480 shares held by a trust for which Mr. Rizza acts as trustee and 53,750 shares held in an IRA account for the benefit of Mr. Rizza.
(5) Includes 220,880 shares held by trusts for which Mr. Rosasco acts as trustee and 168,000 shares held directly by Mr. Rosasco's spouse.
(6) Includes 8,208 shares held by trusts for which Mr. Silveri acts as trustee; 34,716 shares held directly by Mr. Silveri's spouse; 2,100 shares held by trusts for which Mr. Silveri's spouse acts as trustee; and 935,627 shares held by Go-Tane Service Stations, Inc., a company controlled by Mr. Silveri, and the Go-Tane Pension Plan.
(7) Includes 305,282 shares held by a trust for which Mr. Wolin acts as trustee and 19,220 shares held in an IRA account for the benefit of Mr. Wolin.
(8) Includes 56,973 shares subject to currently exercisable options and 2,000 shares held in an IRA account for the benefit of Mr. Luecke.
(9) Includes the indirect ownership of 122,400 shares held in a retirement trust account for the benefit of Mr. Small.
(10) Includes 44,079 shares subject to currently exercisable options, 4,300 shares held in a retirement trust account for the benefit of Mr. Sibbald, and 300 shares held by a trust for which Mr. Sibbald's spouse acts as trustee.
(11) Includes 44,061 shares subject to currently exercisable options and 2,000 shares held directly by Mr. Karaba's spouse.
(12) Includes 800 shares held by a trust for which Mr. Bernstein acts as trustee and 21,252 shares subject to currently exercisable options.
(13)     Includes 29,131 shares subject to currently exercisable options.
(14) Includes 10,325 shares subject to currently exercisable options and 500 shares held in an IRA account for the benefit of Mr. Gavin.
(15)     Includes 15,634 shares subject to currently exercisable options.
(16) Includes 11,081 shares subject to currently exercisable options and 200 shares held by trusts for which Ms. Holman acts as trustee.
(17)     Includes 9,015 shares subject to currently exercisable options.
(18) Includes an aggregate of 241,551 shares subject to currently exercisable options. Includes 62,022 shares held in the Company's 401(k) Plan, for which Security Trust, acts as trustee. The trustee under the 401(k) Plan has sole voting and investment power with respect to such shares.

PROPOSAL 1.-- AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

         The proposal for consideration at the Special Meeting is an amendment to the Restated Certificate of Incorporation of the Company increasing the Company's authorized common stock by 7,000,000 shares from 17,000,000 shares to 24,000,000 shares. The par value of the common stock will remain $0.01 per share. At a meeting of the Board held on May 8, 2002, the Board unanimously approved the amendment and agreed to recommend the amendment to the Company's stockholders for approval.

         As approved by the Board, subject to stockholder approval at the Special Meeting, the first paragraph of Section 4 of the Restated Certificate of Incorporation of the Company, as amended, would read as follows:

         "4     The total number of shares of stock which the corporation
shall have authority to issue is twenty-five million (25,000,000), divided into two classes as follows: one million (1,000,000) of which shall be preferred stock, $0.01 par value ("Preferred Stock"), and twenty-four million (24,000,000) of which shall be common stock, $0.01 par value ("Common Stock")."

PURPOSE OF THE AMENDMENT

         The Company currently has the authority to issue 17,000,000 shares of common stock, with a par value of $0.01 per share. As of May 27, 2002, there were 10,740,956 shares of the Company's common stock issued and outstanding. Combined with 1,150,000 shares of common stock reserved for issuance upon exercise of options granted by the Company, the number of authorized shares of common stock of the Company available for issuance is 5,109,044.

         The Company intends to pay a 3 for 2 stock dividend on each share of common stock of the Company, including shares of common stock issuable upon exercise of options, subject to approval of the amendment to the Restated Certificate of Incorporation of the Company by the stockholders at the Special Meeting. On May 8, 2002, the Board of Directors approved the declaration of the 3 for 2 stock dividend, subject to stockholder approval of the amendment to the Restated Certificate of Incorporation. Subject to approval of the amendment to the Restated Certificate of Incorporation, the dividend is payable July 9, 2002 to stockholders of record on July 1, 2002. As a result of the stock dividend, stockholders of record on the record date would be entitled to receive an additional one-half share of the Company's common stock for each share of common stock currently held.

         While the Company currently does not have any other specific commitments or agreements to issue or reserve additional shares of common stock, the Board considers the proposed amendment to increase the number of authorized shares of common stock desirable because it would give the Board flexibility to issue common stock in connection with stock dividends, splits, acquisitions, financings, employee benefits and for other general corporate purposes. Without an increase in the number of authorized shares of common stock, the number of available shares for issuance may be insufficient to consummate one or more of the above transactions, including the 3 for 2 stock dividend. Approving an increase in the number of authorized shares at this time also would avoid the additional expense and delay incidental to obtaining stockholder approval of an amendment to the Restated Certificate of Incorporation increasing the number of authorized shares at the time of a transaction of the type described above, unless stockholder approval is otherwise required for a particular issuance by applicable law. The proposed amendment to the Restated Certificate of Incorporation would increase the authorized, unissued and unreserved common stock available for issuance from 5,109,044 to 12,109,044 shares.

         Authorized, unissued and unreserved common stock may be issued from time to time for any proper purpose without further action of the stockholders, except as required by the Restated Certificate of Incorporation, applicable law or the listing requirements of the Nasdaq National Market, on which the common stock is listed. Delaware law requires that an amendment to the Restated Certificate of Incorporation be approved by a majority of the outstanding shares of common stock of the Company.

         Each share of common stock authorized for issuance has the same rights and is identical in all respects with each other share of common stock. Newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Stockholders will not have preemptive rights to purchase any subsequently issued shares of common stock.

         The ability of the Board of Directors to issue additional shares of common stock of the Company without stockholder approval may be deemed to have an anti-takeover effect, since unissued and unreserved shares of common stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of the Company's common stock except on terms which it deems to be in the best interests of the Company and its stockholders.

         UNLESS AUTHORITY TO VOTE FOR THE AMENDMENT IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 17,000,000 SHARES TO 24,000,000 SHARES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

                             ADDITIONAL INFORMATION




STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy and form of proxy relating to the 2003 Annual Meeting of Stockholders, a stockholder proposal must be received prior to December 1, 2002, by the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         Pursuant to the Company's By-laws, only business brought by or at the direction of the Board of Directors and proper matters submitted in advance by a stockholder may be conducted at an annual meeting. The By-laws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. The By-laws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. For the 2003 Annual Meeting, a stockholder must give written advance notice to the Secretary of the Company by January 6, 2003; provided, however, that in the event the Company publicly announces or discloses less than one hundred thirty (130) days prior to the meeting that the 2003 Annual Meeting is to be held on a date other than May 7, 2003, notice by the stockholder will be timely if received not later than the close of business on the tenth (10th) day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting, including those matters raised other than pursuant to the procedures of Rule 14a-8 under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Stockholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters, to the extent legally permissible, in accordance with their best judgment.

         Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting.

                                    By Order of the Board of Directors




                                    /s/ Daniel Nagle

                                    DANIEL NAGLE
                                    Secretary

Melrose Park, Illinois
June 3, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
PROXY - MIDWEST BANC HOLDINGS, INC.

501 WEST NORTH AVENUE
MELROSE PARK, ILLINOIS  60160

The undersigned stockholder(s) of Midwest Banc Holdings, Inc., a Delaware corporation (the "Company"), does (do) hereby constitute and appoint E.V. Silveri and Brad A. Luecke, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Special Meeting of Stockholders of the Company to be held at 1606 North Harlem Avenue, Elmwood Park, Illinois 60707, on July 1, 2002, at 10:00 a.m. and at any adjournment thereof, and to vote all the shares of Midwest Banc Holdings, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

                                    00000 0000000000 0 0000

MIDWEST BANC HOLDINGS, INC.         000000000.000 ext
                                    000000000.000 ext
                                    000000000.000 ext
[BAR CODE]                          000000000.000 ext
                                    000000000.000 ext
MR A SAMPLE                         000000000.000 ext
DESIGNATION (IF ANY)                000000000.000 ext
ADD 1
ADD 2                               HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                               C 1234567890            JNT
ADD 5
ADD 6                               [BAR CODE]


Use a black pen.  Print in CAPITAL  [X]    [ ] Mark this box with an X if you
letters inside the gray areas as               have made changes to your name or
shown in this example.                         address details above.
--------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A        ISSUES
The Board of Directors recommends a vote FOR the following resolutions.

                                                 FOR     AGAINST     ABSTAIN
1.       Amendment of the Company's Restated
         Certificate of Incorporation to
         increase the number of authorized       [ ]       [ ]         [ ]
         shares of the Company's common
         stock from 17,000,000 to 24,000,000.


2.       Any other matter which may properly
         come before the Meeting or any
         adjournment thereof in the
         discretion of the proxy holder.








B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation's name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
[                                                ]   [                                                 ] [               ]

                                                      2 U P X                                             000967